UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Proxy Statement
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[X]	Soliciting Material Pursuant to §240.14a-12

LocatePLUS Holdings Corporation

Albanian Capital Enterprises Inc Christian T. Williamson George Isaac Richard L. Pyle Patrick F. Murphy David A. Russo

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      The ACE Shareholder Group ("ACE") sent a letter to LocatePLUS Holdings Corporation (LPHC.PK) ("LocatePLUS" or the "Company") on September 15, 2008 requesting that the adjournment of its 2008 Annual Meeting of Shareholders on September 15, 2008 due to the suspension of online proxy voting by the Company's transfer agent due to nonpayment by the Company. The ACE Shareholder Group, who beneficially own 7.9% of the common stock of LocatePLUS, filed a Definitive Proxy Statement with the Securities and Exchange Commission on September 12, 2008. The letter is as follows:

VIA EMAIL AND FACSIMILE (978) 524-8767

September 15, 2008

James Fields, Chairman The Board of Directors LocatePLUS, Inc. 100 Cummings Center Suite 235M Beverly, Massachusetts 01915

Dear Mr. Fields:

In response to your letter which you sent me at 5:25 pm on Friday afternoon September 12, 2008, it is clear that you did not read the bylaws of the Company very carefully. The bylaws state that:

      The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make

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the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any examination of any stockholder during the time of the meeting as provided by law produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present. (Del. Code Ann., tit. 8, ss. 219)"

      While your litany of lame excuses may have resonated with me had I visited your offices on Friday, September 5th - it is clear that a week later the list and processes and procedures for inspection by shareholders should have been well established. The bylaws are very clear on what you should have done. The Company's Definitive Proxy Statement completely ignored the fact that shareholders can inspect the list and the Statement made no requirement of an appointment or any other prerequisites as allowed by the bylaw. I presented myself during normal business hours as required by the by-laws (my counsel gave your counsel courtesy notice the day before) and I should have been provided full access to the shareholder list at that time. Your claim you needed to speak with counsel rings hollow, the bylaw makes it clear that the list must include, alphabetically all shareholders entitled to vote, not just those shareholders you feel like disclosing. The Company violated its own rules and we will be raising this at the Annual Meeting of just one more instance where you have failed to discharge your duties as an officer of this Company.

      Additionally, with regard to the Proxy solicited by the Company with regard to the election of directors, the vote to elect Directors is incorrect format since election of directors is a majority of those shareholders present and voting and not a majority of shareholders entitled to vote at the meeting. The proper format would be to allow for a vote for all or allow for a vote for all except.

      When combined with the fact that you have not maintained current filings with the Commonwealth of Massachusetts with regard to corporate existence, the Company web site has not posted any press releases in compliance with Regulation FD since March 27, 2007, the list of directors on the web site and other key corporate information is incorrect and, I have been informed by my counsel that the Company's transfer agent has suspended the Company account for non-payment thereby potentially disenfranchising shareholders from having the ability to vote their shares on line. Your counsel had promised a written explanation by the Company and the transfer agent but none has been received as of 12:45 PM.

      It is clear that a change in management is needed at LocatePLUS and that electing the slate of ACE Nominees is the way for shareholders to inject accountability into the operation and management of our Company. If the management team at LocatePLUS is unable to manage filing corporate annual reports, maintaining the Company web site in compliance with SEC Rules and regulations and paying the invoice for the transfer agent so that all the votes can be counted at the Annual Meeting of Shareholders it begs the question as to whether it can competently manage the affairs of a publicly traded company which needs an infusion of capital and is in default on a major obligation with YA Global. Better and stronger oversight by the Board of Directors will assure that this litany of errors ceases - electing the Ace Nominees as members of the Board is a step in the right direction.

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      Because of the suspension of on-line voting by the transfer agent due to non-payment, the incorrect form of proxy for election of directors and your failure to make available on a timely basis the shareholder list as per the Company's bylaws, the ACE Shareholder Group requests that the Annual Meeting of Shareholders be adjourned for one week until these irregularities are properly addressed by the Company, Company's counsel, Mr. Chalmers and the Inspector of Elections, Mr. Johnson.

Kind Regards,

/s/ Thomas Murphy

Thomas Murphy President ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. These statements are based on current expectations of ACE Group Entities. and its affiliates and currently available information. They are not guarantees of future performance, involve certain risks and uncertainties that are difficult to predict and are based upon assumptions as to future events that may not prove to be accurate. ACE does not assume any obligation to update any forward-looking statements contained in this press release.

Contacts	Media and Stockholders:

Thomas E. Murphy ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905

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